UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 18, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 2, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 18, 2006, Gordon McGilton and Jack Davis were re-elected to the Board of Directors at the annual meeting of shareholders.

Also on September 18, 2006, Gale Aguilar departed from the Board of Directors.  He was not re-nominated pursuant to the Company’s mandatory retirement policy that directors are not re-nominated after they reach age 72.

Also on September 18, 2006, Michael Moody was appointed to the Board of Directors.

Mr. Moody has 40 years of experience in performing financial analysis and auditing including regulatory reporting for publicly held organizations and regulatory reporting in the insurance industry.  Mr. Moody currently serves as a principal for Westsource Financial Services, Inc. where he provides financial and business advisory services to privately held businesses.  Mr. Moody also served as the Chief Operating Officer at the London American General Agency from October 2003 to May 2005 and served as Senior Vice President of Corporate Development for Magna Carta Companies from February 1995 to March 2001, where he was a member of the Board of Directors with particular oversight and review of financial reporting.  In addition, Mr. Moody worked as a property and casualty insurance entrepreneur to develop insurance products from March 2001 to October 2003.  Mr. Moody is a Certified Practicing Accountant and an Associate with the Australian Society of Accountants.  Mr. Moody holds a B.A. in Economics from Macquarie University in Sydney, Australia.

This  report  may  contain  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the  forward-looking  statements  for  many  reasons  including:  our ability to continue  as  a  going  concern,  adverse  economic changes affecting markets we serve;  competition  in  our  markets  and industry segments; our timing and the profitability  of  entering  new  markets; greater than expected costs, customer acceptance  of  our  products  or difficulties related to our integration of the businesses  we may acquire; and other risks and uncertainties as may be detailed from  time  to  time  in  our  public announcements and SEC filings. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	September 21, 2006

		By:	/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer